SALOMON BROTHERS INVESTORS FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                  Glenborough Realty Trust
DATE OF PURCHASE:                                             July 10, 1997
NUMBER OF SHARES PURCHASED:                                   110,200
AGGREGATE PURCHASE PRICE:                                     $2,493,275
PRICE PER SHARE:                                              $22.625
UNDERWRITING SPREAD:                                          $1.12
% GROSS UNDERWRITING SPREAD:                                       4.95%
SHARES OFFERED:                                               6,300,000
TOTAL OFFERING:                                               $142,537,500
4% OF OFFERING:                                               $5,701,500
3% OF TOTAL ASSETS:                             $20,564,673(3% of 685,489,107)
BROKER:                                                       Bear Stearns



Note: A total of 147,700 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $3,341,713.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Bear, Stearns & Co., Inc.
                  Robertson, Stephens & Company LLC
                  Salomon Brothers Inc
                  Jefferies & Company, Inc.

                               SALOMON BROTHERS INVESTORS FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                  Glenborough Realty Trust
DATE OF PURCHASE:                                             October  10, 1997
NUMBER OF SHARES PURCHASED:                                   88,300
AGGREGATE PURCHASE PRICE:                                     $2,207,500
PRICE PER SHARE:                                              $25.00
UNDERWRITING SPREAD:                                          $1.275
% GROSS UNDERWRITING SPREAD:                                       5.10%
SHARES OFFERED:                                               10,000,000
TOTAL OFFERING:                                               $250,000,000
4% OF OFFERING:                                               $10,000,000
3% OF TOTAL ASSETS:                             $22,403,306(3% of 746,776,864)

BROKER:                                                       Bear Stearns
                                    McDonald



Note: A total of 103,300 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $2,582,500.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Bear, Stearns & Co., Inc.
                  Salomon Brothers Inc
                  Smith Barney Inc.
                  BancAmerica Robertson Stephens
                  Jefferies & Company, Inc.
                  McDonald & Company Securities, Inc.

                               SALOMON BROTHERS INVESTORS FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                     Virgin Express Holdings
DATE OF PURCHASE:                                             November 13, 1997
NUMBER OF SHARES PURCHASED:                                   39,000
AGGREGATE PURCHASE PRICE:                                     $585,000
PRICE PER SHARE:                                              $15.00
UNDERWRITING SPREAD:                                          $.90
% GROSS UNDERWRITING SPREAD:                                       6.00%
SHARES OFFERED:                                               2,140,000
TOTAL OFFERING:                                               $96,300,000
25% OF OFFERING:                                              $24,075,000

BROKER:                                                       Merrill Lynch



Note: A total of 49,200 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $738,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated Credit Suisse First Boston Corporation
                  Salomon Brothers Inc
                  Goldman, Sachs & Co.
                  Morgan Stanley & Co. Incorporated
                  Paine Webber Incorporated
                  The Robinson - Humphrey Company LLC
                  Smith Barney Inc.
                  Merrill Lynch International
                  Credit Suisse First Boston (Europe) Limited
                  Petercam S.A./N.V.
                  Salomon Brothers International Limited

                           SALOMON BROTHERS INVESTORS FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                                The CIT Group
DATE OF PURCHASE:                                             November 13, 1997
NUMBER OF SHARES PURCHASED:                                   27,400
AGGREGATE PURCHASE PRICE:                                     $739,800
PRICE PER SHARE:                                              $27.00
UNDERWRITING SPREAD:                                          $1.35
% GROSS UNDERWRITING SPREAD:                                       5.00%
SHARES OFFERED:                                               31,500,000
TOTAL OFFERING:                                               $850,500,000
25% OF OFFERING:                                              $212,625,000

BROKER:                                                       JP Morgan



Note: A total of 99,400 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $2,683,800.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  J.P. Morgan Securities Inc.
                  Goldman, Sachs & Co.
                  Morgan Stanley & Co. Incorporated
                  Credit Suisse First Boston Corporation
                  Lehman Brothers Inc.
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated Salomon Brothers Inc
                  UBS Securities LLC
                  Bear, Stearns & Co., Inc.
                  BT Alex. Brown Incorporated
                  Chase Securities, Inc.
                  CIBC Oppenheimer Corp
                  Donaldson, Lufkin & Jenrette Securities Corporation Dresdner Kleinwort Benson North America LLC
                  SBC Warburg Dillon Read Inc.
                  Charles Schwab & Co., Inc.
                  Chatsworth Securities LLC
                  Gruntal & Co. LLC
                  Kankaku Securities (America), Inc.
                  Nesbitt Burns Securities Inc.
                  Piper Jaffray Inc.
                  RBC Dominion Securities Corporation
                  Scotia Capital Markets (USA) Inc.

                           SALOMON BROTHERS INVESTORS FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                                AMF Bowling
DATE OF PURCHASE:                                             November 3, 1997
NUMBER OF SHARES PURCHASED:                                   39,000
AGGREGATE PURCHASE PRICE:                                     $760,500
PRICE PER SHARE:                                              $19.50
UNDERWRITING SPREAD:                                          $1.22
% GROSS UNDERWRITING SPREAD:                                       6.26%
SHARES OFFERED:                                               13,500,000
TOTAL OFFERING:                                               $263,250,000
25% OF OFFERING:                                              $65,812,500
BROKER:                                                       Goldman Sachs


Note: A total of 49,200 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $959,400.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Goldman, Sachs & Co.
                  Morgan Stanley & Co. Incorporated
                  Cowen & Company
                  Schroder & Co. Inc.
                  CIBC Oppenheimer Corp
                  A.G. Edwards & Sons, Inc.
                  EVEREN Securities, Inc.
                  Paine Webber Incorporated
                  Salomon Brothers Inc
                  Smith Barney, Inc.
                  Wasserstein Perella Securities, Inc.
                  Wheat First Butcher Singer
                  Advest, Inc.
                  Dain Bosworth Incorporated
                  Davenport & Co. Incorporated
                  Gruntal & Co., L.L.C
                  Interstate/Johnson Lane Corporation
                  Jefferies & Company, Inc.
                  Edward D. Jones & Co., L.P.
                  Ladenburg, Thalman & Co., Inc.
                  McDonald & Company Securities, Inc.
                  Principal Financial Securities, Inc.
                  Raymond James & Associates, Inc.
                  Roney & Co., LLC
                  Scott & Stringfellow, Inc.
                  Stephens, Inc.
                  Tucker Anthony Incorporated

                           SALOMON BROTHERS INVESTORS FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                                Teligent
DATE OF PURCHASE:                                             November 21, 1997
NUMBER OF SHARES PURCHASED:                                   3,900
AGGREGATE PURCHASE PRICE:                                     $83,850
PRICE PER SHARE:                                              $21.50
UNDERWRITING SPREAD:                                          $1.40
% GROSS UNDERWRITING SPREAD:                                       6.51%
SHARES OFFERED:                                               5,500,000
TOTAL OFFERING:                                               $118,250,000
25% OF OFFERING:                                              $29,562,500
BROKER:                                                       Merrill Lynch


Note: A total of 4,900 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $105,350.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated Salomon Brothers Inc
                  Bear, Stearns & Co., Inc.
                  Goldman, Sachs & Co.
                  CIBC Oppenheimer Corp
                  EVEREN Securities, Inc.
                  Friedman, Billings, Ramsey & Co., Inc.
                  Furman Selz LLC
                  Lazard Freres & Co. LLC
                  Legg Mason Wood Walker Incorporated
                  Lehman Brothers Inc.
                  Morgan Stanley & Co. Incorporated
                  NationsBanc Montgomery Securities, Inc.
                  Paine Webber Incorporated
                  Prime Charter LTD
                  SBC Capital Markets Inc.
                  SBC Warburg Dillon Read Inc.
                  Smith Barney, Inc.
                  UBS Securities LLC
                  Arnhold & S. Bleichroeder, Inc.
                  Robert W. Baird & Co. Incorporated
                  George K. Baum & Company
                  Cowen & Company
                  Gabelli & Company, Inc.
                  Janney Montgomery Scott Inc.
                  Parker / Hunter Incorporated
                  Brad Peery Inc.
                  Scott & Stringfellow, Inc.
                  SoundView Financial Group, Inc.
                  Wheat First Securities, Inc.